UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: January 30, 2006              Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                     54-1375874
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 30, 2006, National Bankshares, Inc. issued a press release announcing earnings for 2005. A copy of the press release is attached as Exhibit 99.1.


Exhibit
99.1    National Bankshares, Inc. Press Release dated January 30, 2006.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


Date:    January 30, 2006                    By:   /s/JAMES G. RAKES
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                                                   James G. Rakes
                                                   Chairman
                                                   President and
                                                   Chief Executive Officer





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